Exhibit 10.1

SAFEWAY INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

DATED AS OF JUNE 15, 2006

This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 15, 2006 (this “First Amendment”), is by and among Safeway Inc., a Delaware corporation (“Safeway”) and Canada Safeway Limited, an Alberta corporation (“Canada Safeway” and together with Safeway, “Borrowers”), Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”), Banc of America Securities LLC (“BAS”) and J.P. Morgan Securities Inc. (“JPMSI”, and together with BAS, as Joint Lead Arrangers, the “Joint Lead Arrangers”), the financial institutions named on the signature pages hereof (the “Lenders”), Bank of America, N.A. (“Bank of America”), JPMorgan Chase Bank, National Association (“JPMorgan”), Citicorp USA, Inc. (“Citicorp”) and BNP Paribas (“BNP Paribas” and, collectively with Bank of America, JPMorgan and Citicorp, the “Co-Syndication Agents”) and U.S. Bank National Association, as Documentation Agent (the “Documentation Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement dated as of June 1, 2005 (as amended, the “Credit Agreement), by and among Borrowers, Lenders, Administrative Agent, the Joint Lead Arrangers, the Co-Syndication Agents and Documentation Agent.

WHEREAS, the existing Termination Date is June 1, 2010;

WHEREAS, Borrowers and the Lenders party hereto desire to extend the Termination Date for an additional year to June 1, 2011.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS.

A. First Amendment Defined Terms. As used herein, the following term shall have the following meaning:

“First Amendment Effective Date” has the meaning set forth in Section 3 hereof.

B. Amended Definitions. The definition of the following defined term in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting the following definition therefor:

“Termination Date” means June 1, 2011.

SECTION 2.

REPRESENTATIONS AND WARRANTIES.

In order to induce Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender as of the date hereof, as of the First Amendment Effective Date that the following statements are true, correct and complete:

A. Corporate Power and Authority. Borrowers have all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by the Credit Agreement, as amended by this First Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this First Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrowers.

C. No Conflict. The execution and delivery by Borrowers of this First Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrowers, the Certificate or Articles of Incorporation or Bylaws of Borrowers or any order, judgment or decree of any court or other agency of government binding on Borrowers, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

D. Governmental Consents. The execution and delivery by Borrowers of this First Amendment and the performance by Borrowers of the Amended Agreement do not and will not require Borrowers to make or obtain any registration with, consent or approval of, or notice to, or other action to, with or by, any United States or Canadian Governmental Authority.

E. Binding Obligation. This First Amendment has been duly executed and delivered by Borrowers and this First Amendment and the Amended Agreement are the legally valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

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G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.

CONDITIONS TO EFFECTIVENESS.

This First Amendment shall become effective upon the satisfaction of all of the following conditions precedent, in form and substance satisfactory to the Joint Lead Arrangers (the “First Amendment Effective Date”):

(i) On or before the First Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers resolutions of the Board of Directors of each Borrower authorizing and approving the execution, delivery and performance of this First Amendment, in each case certified by the corporate secretary or an assistant secretary of such Borrower, as the case may be, as of the First Amendment Effective Date;

(ii) On or before the First Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers a certificate of the corporate secretary or an assistant secretary of each Borrower which shall certify, as of the First Amendment Effective Date, the names and offices of the officers of each Borrower authorized to sign this First Amendment; and

(iii) On or before the First Amendment Effective Date, Borrowers shall have delivered to the Joint Lead Arrangers a counterpart hereof executed by a duly authorized officer of each Borrower and each Lender.

SECTION 4.

LIMITATION OF AMENDMENTS.

Without limiting the generality of the provisions of subsection 13.6 of the Credit Agreement, the consent and the amendments set forth above shall be limited precisely by their terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this First Amendment shall be deemed to:

(i) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

(ii) prejudice any right or remedy that Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

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Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 5.

MISCELLANEOUS.

A. Reference To and Effect on the Credit Agreement and the Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 13.2 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from

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multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment shall become effective upon the execution of a counterpart hereof by Borrowers, and all Lenders, and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of page left intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWERS:	SAFEWAY INC.

	By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	VP & Treasurer

CANADA SAFEWAY LIMITED

	By:	/s/ Bradley S. Fox
	Name:	Bradley S. Fox
	Title:	Ass’t Treasurer & Ass’t Secretary

First Amendment to

Safeway Credit Agreement

BANC OF AMERICA SECURITIES LLC,
as Joint Lead Arranger

By:	/s/ Stacy G. Gee
Name:	Stacy G. Gee
Title:	Principal

First Amendment to

Safeway Credit Agreement

BANK OF AMERICA, N.A., as Domestic Lender, Co-Syndication Agent and Swing Line Lender

By:	/s/ Jeff Susman
Name:	Jeff Susman
Title:	Senior Vice President

First Amendment to

Safeway Credit Agreement

BNP PARIBAS,
as Domestic Lender and Co-Syndication Agent

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

First Amendment to

Safeway Credit Agreement

CITICORP USA, INC., as Domestic Lender and Co-Syndication Agent

By:	/s/ Carolyn Wendler
Name:	Carolyn Wendler
Title:	Managing Director and V.P.

First Amendment to

Safeway Credit Agreement

DEUTSCHE BANK AG, CANADA BRANCH,
as Swing Line Lender and Canadian Lender

By:	/s/ Robert Johnston
Name:	Robert Johnston
Title:	Vice-President

By:	/s/ Paul Jurist
Name:	Paul Jurist
Title:	Managing Director and Principal Officer

First Amendment to

Safeway Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Domestic Lender, and Swing Line Lender

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

First Amendment to

Safeway Credit Agreement

J.P. MORGAN SECURITIES INC., as Joint Lead Arranger

By:	/s/ William Carney
Name:	William Carney
Title:	Vice President

First Amendment to

Safeway Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Domestic Lender, Co-Syndication Agent and Swing Line Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President
JPMorgan Chase Bank, NA

First Amendment to

Safeway Credit Agreement

U.S. Bank National Association,
as Domestic Lender

By:	/s/ Janet Jordan
Name:	Janet E. Jordon
Title:	Vice President

First Amendment to

Safeway Credit Agreement

AgFirst Farm Credit Bank,
as Domestic Lender

By:	/s/ Felicia D. Morant
Name:	Felicia D. Morant
Title:	Vice President

First Amendment to

Safeway Credit Agreement

BANCA DI ROMA - NEW YORK BRANCH

As Domestic Lender

By:	/s/ Linda Lee
	Name:	Linda Lee
	Title:	Assistant Treasurer

By:	/s/ Alessandro Paoli
	Name:	Alessandro Paoli
	Title:	First Vice President

BARCLAYS BANK PLC, as Domestic Lender

By:	/s/ Alison McGuigan
Name: Alison McGuigan
Title: Associate Director

First Amendment to

Safeway Credit Agreement

Chang Hwa Commercial Bank, Ltd., New York Branch,
as Domestic Lender

By:	/s/ Jim C. Y. Chen
	Name:	Jim C. Y. Chen
	Title:	VP & General Manager

First Amendment to

Safeway Credit Agreement

COBANK, ACB, as Domestic Lender

By:	/s/ Lori O’Flaherty
	Name:	Lori O’Flaherty
	Title:	Sr. Vice President

First Amendment to

Safeway Credit Agreement

Credit Suisse, Cayman Islands Branch, as Domestic Lender

By:	/s/ Cassandra Droogan		/s/ Rianka Mohan
	Name:	CASSANDRA DROOGAN	RIANKA MOHAN
	Title:	VICE PRESIDENT	ASSOCIATE

First Amendment to

Safeway Credit Agreement

First Hawaiian Bank,

as Domestic Lender

By:	/s/ Ronald C. M. Chang
	Name:	Ronald C. M. Chang
	Title:	Vice President

First Amendment to

Safeway Credit Agreement

M&T Bank, as Domestic Lender

By:	/s/ Heather A. Hejl
Name: Heather A. Hejl
Title: Vice President

First Amendment to

Safeway Credit Agreement

MERRILL LYNCH BANK USA, as Domestic Lender

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

First Amendment to

Safeway Credit Agreement

Mizuho Corporate Bank, Ltd., as Domestic Lender

By:	/s/ Bertram Tang
	Name:	Bertram Tang
	Title:	Senior Vice President & Team Leader

First Amendment to

Safeway Credit Agreement

MORGAN STANLEY BANK,
as Domestic Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President
Morgan Stanley Bank

First Amendment to

Safeway Credit Agreement

The Northern Trust Company,
as Domestic Lender

By:	/s/ John P. Brazzale
Name: John P. Brazzale
Title: Vice President

First Amendment to

Safeway Credit Agreement

COOPERATIEVE CENTRALE RAIFFEISEN-

BOERENLEENBANK B.A. “RABOBANK

INTERNATIONAL” NEW YORK BRANCH, as Domestic

Lender

By:	/s/ Bradford F. Scott
Name:	Bradford F. Scott
Title:	Managing Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

First Amendment to

Safeway Credit Agreement

THE BANK OF NEW YORK as Domestic Lender

By:	/s/ Randolph E.J. Medrano
	Name:	Randolph E.J. Medrano
	Title:	Vice President

First Amendment to

Safeway Credit Agreement

The Royal Bank of Scotland plc,

as Domestic Lender

By:	/s/ Charlotte Sohn Fuiks
	Name:	Charlotte Sohn
	Title:	Managing Director

First Amendment to

Safeway Credit Agreement

UBS Loan Finance LLC, as Domestic Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

First Amendment to

Safeway Credit Agreement

Union Bank of California, N.A. as Domestic Lender

By:	/s/ Tawny J. Palovchik
Name: Tawny J. Palovchik
Title: Investment Banking Officer

First Amendment to

Safeway Credit Agreement

Wachovia Bank, National Association, as Domestic Lender

By:	/s/ Anthony D. Braxton
	Name:	Anthony D. Braxton
	Title:	Director

First Amendment to

Safeway Credit Agreement

WELLS FARGO BANK, N.A. as Domestic Lender

By:	/s/ Meggie A. Chichioco
	Name:	Meggie A. Chichioco
	Title:	Vice President

First Amendment to

Safeway Credit Agreement

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation), as Domestic Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice President

First Amendment to

Safeway Credit Agreement

Bank of America, N.A. (Canada branch),
as Canadian Lender

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Assistant Vice President

First Amendment to

Safeway Credit Agreement

JPMorgan Chase Bank, N.A., Toronto Branch,
as Canadian Lender

By:	/s/ Christine Chan
	Name:	Christine Chan
	Title:	Vice President

First Amendment to

Safeway Credit Agreement

BANK OF MONTREAL,
as Canadian Lender

By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

First Amendment to

Safeway Credit Agreement

Canadian Imperial Bank of Commerce, as Domestic Lender

By:	/s/ Ian MacInnis
	Name:	Ian MacInnis
	Title:	Director and Team Leader

First Amendment to

Safeway Credit Agreement

THE TORONTO-DOMINION BANK, as Canadian Lender

By:	/s/ Parin Kanji
	Name:	Parin Kanji
	Title:	Manager

First Amendment to

Safeway Credit Agreement